UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2003

Commission File Number: 0-27118

PHARMACOPEIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip code)

(609) 452-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7.                                       FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

	Exhibit Number	Description

	99.1	Press Release dated July 31, 2003

	99.2	Transcript of the second quarter 2003 earnings conference call held July 31, 2003.

Item 12.                                 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 31, 2003, Pharmacopeia issued a press release announcing its financial results for the three and six months ended June 30, 2003.  A copy of Pharmacopeia’s press release is furnished as an exhibit to this report.

On July 31, 2003, Pharmacopeia held a conference call in connection with the announcement of its financial results for the three and six months ended June 30, 2003.  A copy of the transcript of Pharmacopeia’s conference call is furnished as an exhibit to this report.

The information in this Form 8-K, including the information set forth in Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.

	By:	/s/ Arthur E. Roke, CPA
Arthur E. Roke, CPA, Vice President and Chief Accounting Officer

Date: August 4, 2003